
                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

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                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                        SUNSHINE ACQUISITION CORPORATION

                          SUNSHINE ACQUISITION II, INC.

                             SS&C TECHNOLOGIES, INC.

                         and certain of its Subsidiaries

                                   in favor of

                            JPMORGAN CHASE BANK, N.A.
                             as Administrative Agent

                          Dated as of November 23, 2005

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                                TABLE OF CONTENTS

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                                                                            Page
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
SECTION 1. DEFINED TERMS.................................................     1
   1.1  Definitions......................................................     1
   1.2  Other Definitional Provisions....................................     5

SECTION 2. GUARANTEE.....................................................     5
   2.1  Guarantee........................................................     5
   2.2  Right of Contribution............................................     6
   2.3  No Subrogation...................................................     7
   2.4  Amendments, etc. with respect to the Borrower Obligations........     7
   2.5  Guarantee Absolute and Unconditional.............................     7
   2.6  Reinstatement....................................................     8
   2.7  Payments.........................................................     8

SECTION 3. GRANT OF SECURITY INTEREST....................................     8

SECTION 4. REPRESENTATIONS AND WARRANTIES................................     9
   4.1  Representations in Credit Agreement..............................    10
   4.2  Title; No Other Liens............................................    10
   4.3  Jurisdiction of Organization; Chief Executive Office.............    10
   4.4  Inventory and Equipment..........................................    10
   4.5  Farm Products....................................................    10
   4.6  Pledged Securities...............................................    10
   4.7  Intellectual Property............................................    11
   4.8  Holdings Representations.........................................    11

SECTION 5. COVENANTS.....................................................    11
   5.1  Covenants in Credit Agreement....................................    11
   5.2  Investment Property..............................................    11
   5.3  Activities of Holdings...........................................    11

SECTION 6. REMEDIAL PROVISIONS...........................................    12
   6.1  Certain Matters Relating to Receivables..........................    12
   6.2  Communications with Obligors; Grantors Remain Liable.............    12
   6.3  Pledged Securities...............................................    13
   6.4  Proceeds to be Turned Over To Administrative Agent...............    13
   6.5  Application of Proceeds..........................................    14
   6.6  Code and Other Remedies..........................................    14
   6.7  Private Sales....................................................    15
   6.8  Deficiency.......................................................    15

SECTION 7. THE ADMINISTRATIVE AGENT......................................    15
   7.1  Administrative Agent's Appointment as Attorney-in-Fact, etc......    15
   7.2  Duty of Administrative Agent.....................................    17
   7.3  Execution of Financing Statements................................    17
   7.4  Authority of Administrative Agent................................    17


                                        i

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
SECTION 8. MISCELLANEOUS.................................................    17
   8.1  Amendments in Writing............................................    17
   8.2  Notices..........................................................    17
   8.3  No Waiver by Course of Conduct; Cumulative Remedies..............    18
   8.4  Enforcement Expenses; Indemnification............................    18
   8.5  Successors and Assigns...........................................    18
   8.6  Set-Off..........................................................    18
   8.7  Counterparts.....................................................    18
   8.8  Severability.....................................................    19
   8.9  Section Headings.................................................    19
   8.10 Integration......................................................    19
   8.11 GOVERNING LAW....................................................    19
   8.12 Submission To Jurisdiction; Waivers..............................    19
   8.13 Acknowledgements.................................................    19
   8.14 Additional Grantors..............................................    20
   8.15 Releases.........................................................    20
   8.16 WAIVER OF JURY TRIAL.............................................    20

SCHEDULES

Schedule 1 Notice Addresses
Schedule 2 Investment Property
Schedule 3 Perfection Matters
Schedule 4 Jurisdictions of Organization and Chief Executive Offices
Schedule 5 Inventory and Equipment Locations
Schedule 6 Intellectual Property

ANNEXES

Annex I  Assumption Agreement
Annex II Acknowledgment and Consent

                       GUARANTEE AND COLLATERAL AGREEMENT

          GUARANTEE AND COLLATERAL AGREEMENT, dated as of November 23, 2005, made by each of the signatories hereto, in favor of JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Credit Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Sunshine Acquisition II, Inc., a Delaware corporation (the "Initial US Borrower"), SS&C Technologies, Inc., a Delaware corporation (the "Surviving US Borrower"), SS&C Technologies Canada Corp., a Nova Scotia unlimited company (the "CDN Borrower" and, together with the US Borrower (as defined below), the "Borrowers"), the Lenders, the Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, and the other parties named therein.

                                   WITNESSETH:

          WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

          WHEREAS, the Borrowers are members of an affiliated group of companies that includes each other Grantor;

          WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

          WHEREAS, the Borrowers and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                            SECTION 1. DEFINED TERMS

     1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

     (b) The following terms shall have the following meanings:

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                                                                               2


          "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrower Cash Management Obligations": to the extent that the relevant Borrower so agrees in the applicable agreements therefor, the collective reference to all obligations and liabilities of each Borrower and its Subsidiaries (including, to the extent that such agreements so provide and without limitation, interest accruing at the then applicable rate provided in the Specified Cash Management Arrangement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Lender or any affiliate of any Lender (or any Lender or any affiliate thereof at the time such Specified Cash Management Arrangement was entered into), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Cash Management Arrangement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, to the extent that such agreements so provide and without limitation, all fees and disbursements of counsel to the relevant Lender or affiliate thereof that are required to be paid by either Borrower pursuant to the terms of any Specified Cash Management Arrangement).

          "Borrower Credit Agreement Obligations": the collective reference to the unpaid principal of and interest on the Loans, the Reimbursement Obligations, the full Face Amount of all outstanding B/As and all other obligations and liabilities of each Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent, the Canadian Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any B/A or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Canadian Administrative Agent or to the Lenders that are required to be paid by either Borrower pursuant to the terms of any of the foregoing agreements).

          "Borrower Hedge Agreement Obligations": the collective reference to all obligations and liabilities of each Borrower and its Subsidiaries (including, without limitation, interest accruing at the then applicable rate provided in any Specified Hedge Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Lender or any affiliate of any Lender (or any Lender or any affiliate thereof at the time such Specified Hedge Agreement was entered into), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Specified Hedge Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the relevant Lender or affiliate thereof that are required to be paid by either Borrower pursuant to the terms of any Specified Hedge Agreement).



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                                                                               3


          "Borrower Obligations": the collective reference to (i) the Borrower Credit Agreement Obligations, (ii) the Borrower Hedge Agreement Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto, and (iii) the Borrower Cash Management Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant hereto.

          "Collateral": as defined in Section 3.

          "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

          "Copyright Licenses": all written agreements naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule
6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

          "Copyrights": (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

          "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

          "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

          "Grantors": the collective reference to each signatory hereto together with any other entity that may become a party hereto as provided herein.

          "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Canadian Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "Guarantors": the collective reference to (i) each signatory hereto together with any other entity that may become a party hereto as provided herein other than the US Borrower and (ii) in respect of the Borrower Obligations of the CDN Borrower only, the US Borrower.

          "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, now existing or hereafter adopted or acquired, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Intercompany Note": any promissory note evidencing loans made by any Grantor to Holdings or any of its Subsidiaries.

          "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Securities.

          "Issuers": the collective reference to each issuer of a Pledged Security.

          "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "Obligations": (i) in the case of each Borrower, its Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "Patent License": all written agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

          "Patents": (i) all letters patent of the United States, all reissues and extensions thereof, and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States, any other country or any political subdivision thereof, and all continuations and continuations in part thereof, including, without limitation, any of the foregoing referred to in
Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

          "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor in excess of $1,000,000 (or Intercompany Notes which, in the aggregate, are in excess of $1,000,000) and all other promissory notes issued to or held by any Grantor in excess of $1,000,000 (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

          "Pledged NSULC Shares": all Pledged Stock of a Person that is a Nova Scotia unlimited liability company, now owned or hereafter acquired by a Grantor.

          "Pledged Securities": the collective reference to the Pledged Notes and the Pledged Stock.

          "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

          "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

          "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Securities Act": the Securities Act of 1933, as amended.

          "Specified Cash Management Arrangement": any cash management arrangement (a) entered into by (i) the US Borrower or any of its Subsidiaries and (ii) any Lender or any affiliate thereof at the time such cash management arrangement was entered into, as counterparty, and (b) which has been designated by such Lender and the US Borrower, by notice to the Administrative Agent not later than 90 days after the execution and delivery by the US Borrower or its Subsidiary thereof, as a Specified Cash Management Arrangement. The designation of any cash management arrangement as a Specified Cash Management Arrangement shall not create in favor of the Lender or affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or any Guarantor Obligations.

          "Trademark License": all written agreements providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

          "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, domain names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

          "US Borrower": (a) at any time prior to the consummation of the US Merger Transactions, the Initial US Borrower, and (b) upon and at any time after the consummation of the US Merger Transactions, the Surviving US Borrower.

          "Vehicles": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state.

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

     2.1 Guarantee. (a) (i) Each of the Guarantors (other than the US Borrower) hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Canadian Administrative Agent, the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the

Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (ii) The US Borrower hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Canadian Administrative Agent, the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the CDN Borrower when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations of the CDN Borrower.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

     (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent, the Canadian Administrative Agent or any Lender hereunder.

     (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full (other than contingent or indemnification obligations not then due), no Letter of Credit or B/A (that is not cash collateralized to the reasonable satisfaction of the Issuing Bank or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers or either of them may be free from any Borrower Obligations.

     (e) No payment (other than payment in full) made by either Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent, the Canadian Administrative Agent or any Lender from either Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations shall have been paid in full (other than contingent or indemnification obligations not then due), no Letter of Credit or B/A (that is not cash collateralized to the reasonable satisfaction of the Issuing Bank or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated.

     2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent, the Canadian Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent, the Canadian Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

     2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent, the Canadian Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent, the Canadian Administrative Agent or any Lender against either Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent, the Canadian Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from either Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent, the Canadian Administrative Agent and the Lenders by the Borrowers on account of the Borrower Obligations shall have been paid in full (other than contingent or indemnification obligations not then due), no Letter of Credit or B/A (that is not cash collateralized to the reasonable satisfaction of the Issuing Bank or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of such Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent, the Canadian Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     2.4 Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent, the Canadian Administrative Agent or any Lender may be rescinded by the Administrative Agent, the Canadian Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, the Canadian Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent, the Canadian Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent, the Canadian Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

     2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent, the Canadian Administrative Agent or any Lender upon the guarantee contained in this
Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrowers and any of the Guarantors, on the one hand, with respect to the Loan Documents and the Administrative Agent, the Canadian Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon either Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by either Borrower or any other Person against the Administrative Agent, the Canadian Administrative Agent or any Lender, or (c) any other circumstance whatsoever (other than a defense of payment or performance) (with or without notice to or knowledge of either Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of such Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent, the Canadian Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against either Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent, the Canadian Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from either Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of either Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent, the Canadian Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent, the Canadian Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars or CDN Dollars, as applicable, at the US Funding Office or CDN Funding Office, as applicable.

                     SECTION 3. GRANT OF SECURITY INTEREST

          Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Canadian Administrative Agent and the Lenders (and any affiliates of any Lender to which Borrower Hedge Agreement Obligations or Borrower Cash Management Obligations are owing), a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

     (a) all Accounts;

     (b) all Chattel Paper;

     (c) all Documents;

     (d) all Equipment;

     (e) all General Intangibles;

     (f) all Instruments;

     (g) all Intellectual Property;

     (h) all Inventory;

     (i) all Investment Property;

     (j) all Letter-of-Credit Rights;

     (k) all other personal property not otherwise described above;

     (l) all books and records pertaining to the Collateral; and

     (m) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

          provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in (i) any leasehold interest in real property, (ii) any Vehicles or Deposit Accounts (without prejudice to any amounts therein which are Proceeds of the Collateral) and all Proceeds thereof, (iii) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law and (iv) property of Holdings acquired after the date hereof, other than Proceeds of the Collateral granted by Holdings as of the date hereof or additional Investment Property consisting of Capital Stock of the US Borrower. It is hereby understood and agreed that any Property described in the preceding proviso, and any Property that is otherwise expressly excluded from clauses (a) through (m) above, shall be excluded from the definition of "Collateral".

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent, the Canadian Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor and each Grantor hereby represents and warrants to the Administrative Agent, the Canadian Administrative Agent and each Lender that:

     4.1 Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent, the Canadian Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided, that each reference in each such representation and warranty to either Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

     4.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns or has rights in each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Administrative Agent, the Canadian Administrative Agent and the Lenders, pursuant to this Agreement, (ii) as are permitted by the Credit Agreement or (iii) financing statements that have been filed without the consent of any Grantor. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned, licensed or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a "Lien" on such Intellectual Property. Each of the Administrative Agent, the Canadian Administrative Agent and each Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions may limit the ability of the Administrative Agent to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto.

     4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office are specified on Schedule 4.

     4.4 Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) in excess of $500,000 are kept at the locations listed on Schedule 5.

     4.5 Farm Products. On the date hereof, none of the Collateral constitutes, or is the Proceeds of, Farm Products.

     4.6 Pledged Securities. On the date hereof, the shares of Pledged Stock pledged by such Grantor hereunder:

     (a) with respect to the shares of Pledged Stock issued by the Borrower and its Subsidiaries, have been duly authorized, validly issued and are fully paid and non-assessable, to the extent such concepts are applicable; and

     (b) constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, 65% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

     4.7 Intellectual Property.

     (a) Schedule 6 lists all material Intellectual Property owned by such Grantor in its own name on the date hereof.

     (b) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

     4.8 Holdings Representations. In the case of Holdings:

     (a) Holdings (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or other organizational power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation or other entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified or in good standing would not have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

     (b) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending against Holdings or any of its Subsidiaries or against any of its or their respective properties or revenues which, taken as a whole, (x) are material with respect to any of the Loan Documents or (y) would reasonably be expected to have a Material Adverse Effect.

                              SECTION 5. COVENANTS

          Each Guarantor and each Grantor covenants and agrees with the Administrative Agent, the Canadian Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit or B/A shall be outstanding and the Commitments shall have been terminated:

     5.1 Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

     5.2 Investment Property. In the case of each Grantor which is an Issuer, such Issuer agrees that (a) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it and (b) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

     5.3 Activities of Holdings. In the case of Holdings, Holdings shall not (a) conduct, transact or otherwise engage in any business or operations other than
(i) its ownership of the Capital Stock of the US Borrower, (ii) the issuance of and performance of its obligations in respect of its Capital Stock and Indebtedness, (iii) the payment of dividends and taxes, (iv) transactions contemplated by Section 7.6 of the Credit Agreement, (v) performance of its obligations hereunder and under the other Loan Documents and the other agreements contemplated thereby, (vi) actions required by law to maintain its existence and (vii) activities incidental to its maintenance and continuance and to any of the foregoing activities, (b) incur, create, assume or suffer to exist any Lien on the Capital Stock of the US Borrower (other than non-consensual Liens arising by operation of law and any Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, so long as adequate reserves with respect thereto are maintained on the books of Holdings to the extent required by GAAP), or (d) own, lease, manage or otherwise operate (other than through ownership of the US Borrower) any properties or assets, other than (i) cash and Cash Equivalents and deposit and securities accounts comprised of cash and cash equivalents, (ii) the ownership of shares of Capital Stock of the US Borrower and (iii) other assets, not material in amount, incidental to the operations of Holdings as the holding company of the US Borrower.

                         SECTION 6. REMEDIAL PROVISIONS

     6.1 Certain Matters Relating to Receivables. (a) At any time during the continuance of an Event of Default, upon the Administrative Agent's reasonable request at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

     (b) If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default under Section 8(a) or 8(f) of the Credit Agreement, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business
Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Administrative Agent, the Canadian Administrative Agent and the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent, the Canadian Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) If an Event of Default has occurred and is continuing and at the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all orders, invoices and shipping receipts.

     6.2 Communications with Obligors; Grantors Remain Liable. (a) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default under Section 8(a) or 8(f) of the Credit Agreement, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Administrative Agent, the Canadian Administrative Agent and the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

     (b) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent, the Canadian Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent, the Canadian Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent, the Canadian Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     6.3 Pledged Securities. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities.

     (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) unless otherwise provided in the Credit Agreement, the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 6.5, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing unless the Administrative Agent has given notice of its intent to exercise as set forth above.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying.

     (d) Notwithstanding any other provision of this Agreement, none of the rights and remedies granted by a Grantor to the Administrative Agent herein in respect of any Pledged NSULC Shares (other than the grant of the security interest) shall be exercisable or otherwise vest in the Administrative Agent, the Canadian Administrative Agent or any Lender hereunder and such Grantor shall remain the legal and beneficial owner of such Pledged NSULC Shares and shall retain all of the incidents of such ownership until (i) an Event of Default has occurred and (ii) the Administrative Agent has given notice to such Grantor of such Event of Default and its intention to exercise such rights and remedies in respect of such Pledged NSULC Shares. Nothing herein shall be construed to subject the Administrative Agent or any Lender hereunder to liability as a member or owner of shares of a Nova Scotia unlimited company.

     6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent, the Canadian Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing and the Loans shall have been accelerated pursuant to Section 8 of the Credit Agreement, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Administrative Agent, the Canadian Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, promptly upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent, the Canadian Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

     6.5 Application of Proceeds. If an Event of Default shall have occurred and be continuing and the Loans shall have been accelerated pursuant to Section 8 of the Credit Agreement, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations, and shall make any such application in the following order:

          First, to pay incurred and unpaid reasonable, out-of-pocket fees and expenses of the Administrative Agent and the Canadian Administrative Agent under the Loan Documents;

          Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Administrative Agent, the Canadian Administrative Agent and the Lenders (and any affiliates thereof which are party to any Specified Hedge Agreement) according to the amounts of the Obligations then due and owing and remaining unpaid to each of them; and

          Third, any balance of such Proceeds remaining after the Obligations shall have been paid in full (other than contingent or indemnification obligations not then due), no Letter of Credit or B/A (that is not cash collateralized to the reasonable satisfaction of the Issuing Bank or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

     6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of itself, the Canadian Administrative Agent and the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or notices otherwise provided in the Loan Documents) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived unless otherwise provided in the Loan Documents), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent, the Canadian Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent, the Canadian Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind actually incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent, the Canadian Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     6.7 Private Sales. Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

     7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following (provided, that anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing):

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's, the Canadian Administrative Agent's and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's, the Canadian Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may give such Grantor written notice of such failure to perform or comply and if such Grantor fails to perform or comply within three
(3) Business Days of receiving such notice (or if the Administrative Agent reasonably determines that irreparable harm to the Collateral or to the security interest of the Administrative Agent hereunder could result prior to the end of such three-Business Day period), then the Administrative Agent may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     7.2 Duty of Administrative Agent. To the extent permitted by law, the Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. None of the Administrative Agent, the Canadian Administrative Agent, any Lender or any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent, the Canadian Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's, the Canadian Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent, the Canadian Administrative Agent or any Lender to exercise any such powers. The Administrative Agent, the Canadian Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of their directors, officers, employees or agents.

     7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statements.

     7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Administrative Agent, the Canadian Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Canadian Administrative Agent and the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

     8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

     8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement;

provided, that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

     8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent, the Canadian Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent, the Canadian Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent, the Canadian Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent, the Canadian Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     8.4 Enforcement Expenses; Indemnification. Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to
Section 10.5 of the Credit Agreement. The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

     8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent, the Canadian Administrative Agent and the Lenders and their successors and assigns; provided, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent (it being understood that Dispositions permitted under the Credit Agreement shall not be subject to this proviso).

     8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent, the Canadian Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to the extent permitted by applicable law, upon any amount becoming due and payable by each Grantor (whether at the stated maturity, by acceleration or otherwise after the expiration of any applicable grace periods) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent, the Canadian Administrative Agent or such Lender to or for the credit or the account of such Grantor. Each of Administrative Agent, the Canadian Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off made by it and the application made by it of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application.

     8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent, the Canadian Administrative Agent and the Lenders with respect to the subject matter hereof and thereof.

     8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     8.13 Acknowledgements. Each Grantor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

     (b) neither the Administrative Agent, the Canadian Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent, the Canadian Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

     8.14 Additional Grantors. Each Subsidiary of the US Borrower that is required to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

     8.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Borrower Hedge Agreement Obligations, Borrower Cash Management Obligations and contingent or indemnification obligations not then due) shall have been paid in full, the Commitments shall have been terminated and no Letter of Credit or B/A (that is not cash collateralized to the reasonable satisfaction of the Issuing Bank or purchasing Lender, as applicable, in respect thereof) shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the US Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.

     8.16 WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT, THE CANADIAN ADMINISTRATIVE AGENT AND EACH LENDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                        SS&C TECHNOLOGIES, INC.


                                        By: /s/ William C. Stone
                                            ------------------------------------
                                        Name: William C. Stone
                                        Title: Chairman & CEO




              Signature Page to Guarantee and Collateral Agreement

                                        SUNSHINE ACQUISITION II, INC.


                                        By: /s/ Campbell Dyer
                                            ------------------------------------
                                        Name: Campbell Dyer
                                        Title: Secretary



              Signature Page to Guarantee and Collateral Agreement

                                        SUNSHINE ACQUISITION CORPORATION


                                        By: /s/ William C. Stone
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------




              Signature Page to Guarantee and Collateral Agreement

                                        SS&C FUND ADMINISTRATION SERVICES LLC


                                        By: /s/ Patrick J. Pedonti
                                            ------------------------------------
                                        Name: Patrick J. Pedonti
                                        Title: SVP & Treasurer




              Signature Page to Guarantee and Collateral Agreement

                                        OMR SYSTEMS CORPORATION


                                        By: /s/ Patrick J. Pedonti
                                            ------------------------------------
                                        Name: Patrick J. Pedonti
                                        Title: SVP & Treasurer



              Signature Page to Guarantee and Collateral Agreement

                                        FINANCIAL MODELS HOLDINGS INC.


                                        By: /s/ Patrick J. Pedonti
                                            ------------------------------------
                                        Name: Patrick J. Pedonti
                                        Title: SVP & Treasurer



              Signature Page to Guarantee and Collateral Agreement

                                        FINANCIAL MODELS COMPANY LTD.


                                        By: /s/ Patrick J. Pedonti
                                            ------------------------------------
                                        Name: Patrick J. Pedonti
                                        Title: SVP & Treasurer



              Signature Page to Guarantee and Collateral Agreement

                                        OPEN INFORMATION SYSTEMS, INC.


                                        By: /s/ Patrick J. Pedonti
                                            ------------------------------------
                                        Name: Patrick J. Pedonti
                                        Title: SVP & Treasurer



              Signature Page to Guarantee and Collateral Agreement

                                                                      Annex I to
                                              Guarantee and Collateral Agreement

          ASSUMPTION AGREEMENT, dated as of __________ __, 200_, made by ______________________________ (the "Additional Grantor"), in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                                   WITNESSETH:

          WHEREAS, Sunshine Acquisition II, Inc., (the "Initial US Borrower"), SS&C Technologies, Inc., (the "Surviving US Borrower"), SS&C Technologies Canada Corp., as CDN Borrower, the Lenders, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent (the "Canadian Administrative Agent") and the Administrative Agent have entered into a Credit Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

          WHEREAS, in connection with the Credit Agreement, the Initial US Borrower, the Surviving US Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of November 23, 2005 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Administrative Agent, the Canadian Administrative Agent and the Lenders;

          WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants, to the extent applicable, that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        ADDITIONAL GRANTOR


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                    Annex 1-A to
                                                            Assumption Agreement

                            Supplement to Schedule 1

                            Supplement to Schedule 2

                            Supplement to Schedule 3

                            Supplement to Schedule 4

                            Supplement to Schedule 5

                            Supplement to Schedule 6

                                                                     Annex II to
                                              Guarantee and Collateral Agreement

                           ACKNOWLEDGMENT AND CONSENT

     The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of November 23, 2005 (the "Agreement"), made by the Grantors parties thereto for the benefit of JPMorgan Chase Bank, N.A., as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent, the Canadian Administrative Agent and the Lenders as follows:

          1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

          2. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.

                                        [NAME OF ISSUER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Address for Notices:

                                        ----------------------------------------

                                        ----------------------------------------

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Fax:
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